Exhibit 99.1

Press Release – For Immediate Release

July 19, 2007

Penns Woods Bancorp, Inc. Reports Second Quarter 2007 Earnings

Jersey Shore, PA – Penns Woods Bancorp, Inc. (NASDAQ:PWOD) today reported net income for the three and six months ended June 30, 2007 of $2,335,000 and $4,616,000 compared to $2,434,000 and $4,889,000 for the same periods of 2006.  Basic and dilutive earnings per share for the three months ended June 30, 2007 were $0.60 as compared to $0.62 for the three months ended June 30, 2006.  The six months ended June 30, 2007 had basic and diluted earnings per share of $1.19 as compared to $1.24 for the six months ended June 30, 2006.  Return on average assets and return on average equity were 1.58% and 12.57% for the three months ended June 30, 2007 as compared to 1.70% and 13.34% for the corresponding period of 2006.  Earnings for the six months ended June 30, 2007 correlate to a return on average assets and return on average equity of 1.57% and 12.35% as compared to 1.71% and 13.12% for the six months ended June 30, 2006.

Net income from core operations (“operating earnings”), which excludes net security gains, amounted to $2,142,000 and $4,207,000 for the three and six months ended June 30, 2007 as compared to operating earnings of $2,259,000 and $4,345,000 for the same periods of 2006.  Operating earnings per share for the three months ended June 30, 2007 increased $0.02 to $0.55 basic and dilutive from the previous three month period. The six months ended June 30, 2007 operating earnings have been impacted by a decline in the net interest margin, increased operating costs due in part to the opening of our Montoursville branch in August 2006, and by operational growth that occurred throughout 2006.  The impact of these items resulted in basic and dilutive operating earnings of $1.08 as compared to $1.10 for the six months ended June 30, 2006.

The net interest margin for the three and six months ended June 30, 2007 was 3.95% compared to 4.12% and 4.10% for the corresponding periods of 2006, and has remained substantially unchanged compared to the net interest margin for the three months ended March 31, 2007.  The decrease in the net interest margin was due to the cost of interest bearing liabilities increasing at approximately twice the rate of the increase in the yield on earning assets.   The increase in the cost of interest bearing liabilities was driven primarily by the cost of time deposits increasing 93 basis points (“bp”) for the three months ended June 30, 2007 and 96 bp for the six month period as compared to the previous year.  The increase in cost of time deposits was impacted by the Federal Open Market Committee rate increases during 2006 of 100 bp and our strategic decision to gather time deposits and utilize the deposits to reduce the level of higher cost short-term Federal Home Loan Bank advances.

“The second quarter of 2007 was a time of progress for the company.  During May, the drive-thru expansion and installation of a drive-up ATM at our Main Street, Jersey Shore branch was completed. Feedback from customers regarding the project has been positive and the new ATM has quickly become one of the most used within our network.  Our merchant card program continues to gather momentum with June being one of the most successful months in terms of new customer enrollment.   Our continued strategic decision to not compromise our credit standards to foster loan growth has produced a nonperforming loans to total loans ratio of 0.31% at June 30, 2007 and net loan charge-offs to average loans of 0.05% for the three month period.  The low level of nonperforming loans and charge-offs allowed for the provision for loan losses to be reduced to $10,000 for the three months ended June 30, 2007 as compared to $198,000 for the same period of 2006.  Funding the balance sheet in the least costly manner continues to be a challenge that we face each day.  We continue to stay the course that we previously set to shorten liabilities and to attract 8 to 12 month time deposits to replace higher cost short-term Federal Home Loan Bank advances.  The continued strength of the loan portfolio, liability repositioning, and other strategic actions resulted in strong second quarter 2007 financial ratios.  The quarter saw a halt in a declining interest margin, a $0.02 improvement over the first quarter in earnings per share from operating earnings, and increases in return on assets and return on equity,” commented Ronald A. Walko, President and Chief Executive Officer of Penns Woods Bancorp, Inc.

Total assets increased $10,267,000 to $586,572,000 at June 30, 2007 as compared to June 30, 2006.  Continued emphasis on originating quality loans has led to net growth in the loan portfolio of $9,439,000, or 2.8% since June 30, 2006.  Total deposits increased 7.8% to $405,903,000 at June 30, 2007 as compared to June 30, 2006 due to short-term certificates of deposit growth and purchased brokered deposits.  These deposits were used to fund the loan portfolio and to repay $19,066,000 of higher cost borrowings.

Shareholders’ equity decreased $1,912,000 to $69,720,000 at June 30, 2007 as accumulated comprehensive income decreased $2,761,000, and $1,761,000 in treasury stock was strategically purchased as part of the previously announced stock buyback plan, while net income outpaced dividends paid.  The decrease in accumulated comprehensive income is the result of a decrease in market value, or net unrealized gains, of the investment portfolio at June 30, 2007 as compared to June 30, 2006, and the net excess of the projected benefit obligation over the market value of the plan assets of the defined benefit pension plan.  The current level of shareholders’ equity equates to a book value per share of $17.93 at June 30, 2007 as compared to $18.22 at June 30, 2006 and equity to asset ratio of 11.89% at June 30, 2007.  Book value per share, excluding accumulated comprehensive income, was $18.97 at June 30, 2007 as compared to $18.54 at June 30, 2006.  During the three and six months ended June 30, 2007 cash dividends of $0.44 and $0.88 per share were paid to shareholders.

“Our commitment to providing a healthy dividend yield in excess of four percent and to conduct stock repurchases on the open market remains steadfast.  The current dividend yield of approximately 5% coupled with the purchase of 15,030 shares on the open market during the first half of 2007 illustrate our commitment to building shareholder value.  The strength of our earnings has allowed us to continue and maintain these programs,” commented Mr. Walko.  The range of closing prices for Penns Woods Bancorp, Inc. stock was between $33.86 and $35.00 during the three months ended June 30, 2007 and between $33.86 and $37.75 during the six months ended June 30, 2007.

Penns Woods Bancorp, Inc. is the parent company of Jersey Shore State Bank, which operates thirteen branch offices providing financial services in Lycoming, Clinton, and Centre Counties.  Investment and insurance products are offered through the bank’s subsidiary, The M Group, Inc. D/B/A The Comprehensive Financial Group.

NOTE:  This press release contains financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).  Management uses the non-GAAP measure of net income from core operations in its analysis of the company’s performance. This measure, as used by the Company, adjusts net income determined in accordance with GAAP to exclude the effects of special items, including significant gains or losses that are unusual in nature. Because certain of these items and their impact on the Company’s performance are difficult to predict, management believes presentation of financial measures excluding the impact of such items provides useful supplemental information in evaluating the operating results of the Company’s core businesses. These disclosures should not be viewed as a substitute for net income determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

This press release may contain certain “forward-looking statements” including statements concerning plans, objectives, future events or performance and assumptions and other statements, which are statements other than statements of historical fact.  The Company cautions readers that the following important factors, among others, may have affected and could in the future affect actual results and could cause actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of the Company herein:  (i) the effect of changes in laws and regulations, including federal and state banking laws and regulations, and the associated costs of compliance with such laws and regulations either currently or in the future as applicable; (ii) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies as well as by the Financial Accounting Standards Board, or of changes in the Company’s organization, compensation and benefit plans; (iii) the effect on the Company’s competitive position within its market area of the increasing consolidation within the banking and financial services industries, including the increased competition from larger regional and out-of-state banking organizations as well as non-bank providers of various financial services; (iv) the effect of changes in interest rates; and (v) the effect of changes in the business cycle and downturns in the local, regional or national economies.

Previous press releases and additional information can be obtained from the Company’s website at www.jssb.com.

Contact:	Ronald A. Walko, President and Chief Executive Officer
115 South Main Street
Jersey Shore, PA 17740
	570-322-1111	email-jssb@jssb.com

THIS INFORMATION IS SUBJECT TO YEAR-END AUDIT ADJUSTMENT

PENNS WOODS BANCORP, INC.

CONSOLIDATED BALANCE SHEET

(UNAUDITED)

	June 30,
(In Thousands, Except Share Data)	2007	2006	% Chan[g]e

ASSETS
Noninterest-bearing balances	$11,315	$14,181	-20.2%
Interest-bearing deposits in other financial institutions	16	27	-40.7%
Total cash and cash equivalents	11,331	14,208	-20.2%

Investment securities, available for sale, at fair value	181,308	180,553	0.4%
Investment securities held to maturity (fair value of $277 and $284)	275	281	-2.1%
Loans held for sale	5,345	5,777	-7.5%
Loans	356,175	346,569	2.8%
Less: Allowance for loan losses	4,162	3,995	4.2%
Loans, net	352,013	342,574	2.8%
Premises and equipment, net	6,964	6,605	5.4%
Accrued interest receivable	3,015	2,649	13.8%
Bank-owned life insurance	12,149	10,896	11.5%
Investment in limited partnerships	4,666	4,988	-6.5%
Goodwill	3,032	3,032	0.0%
Other assets	6,474	4,742	36.5%
TOTAL ASSETS	$586,572	$576,305	1.8%

LIABILITIES
Interest-bearing deposits	$335,903	$302,634	11.0%
Noninterest-bearing deposits	70,000	73,969	-5.4%
Total deposits	405,903	376,603	7.8%

Short-term borrowings	28,359	40,925	-30.7%
Long-term borrowings, Federal Home Loan Bank (FHLB)	76,378	82,878	-7.8%
Accrued interest payable	1,647	1,171	40.6%
Other liabilities	4,565	3,096	47.4%
TOTAL LIABILITIES	516,852	504,673	2.4%

SHAREHOLDERS’ EQUITY
Common stock, par value $8.33, 10,000,000 shares authorized; 4,005,342 and 4,002,159 shares issued	33,378	33,351	0.1%
Additional paid-in capital	17,852	17,772	0.5%
Retained earnings	26,974	24,471	10.2%
Accumulated other comprehensive income (loss):
Net unrealized loss on available for sale securities	(3,455)	(1,273)	171.4%
Defined benefit plan	(579)	—	n/a
Less: Treasury stock at cost, 117,802 and 70,372 shares	(4,450)	(2,689)	65.5%
TOTAL SHAREHOLDERS’ EQUITY	69,720	71,632	-2.7%
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$586,572	$576,305	1.8%

PENNS WOODS BANCORP, INC.

CONSOLIDATED STATEMENT OF INCOME

(UNAUDITED)

	Three Months Ended June 30,			Six Months Ended June 30,
(In Thousands, Except Per Share Data)	2007	2006	% Chan[g]e	2007	2006	% Chan[g]e

INTEREST AND DIVIDEND INCOME:
Loans including fees	$6,516	$6,086	7.1%	$12,939	$11,895	8.8%
Investment Securities:
Taxable	924	896	3.1%	1,747	1,819	-4.0%
Tax-exempt	1,052	1,000	5.2%	2,163	1,989	8.7%
Dividend and other interest income	301	365	-17.5%	623	666	-6.5%
TOTAL INTEREST AND DIVIDEND INCOME	8,793	8,347	5.3%	17,472	16,369	6.7%

INTEREST EXPENSE:
Deposits	2,868	1,968	45.7%	5,380	3,805	41.4%
Short-term borrowings	227	509	-55.4%	732	915	-20.0%
Long-term borrowings, FHLB	904	944	-4.2%	1,826	1,890	-3.4%
TOTAL INTEREST EXPENSE	3,999	3,421	16.9%	7,938	6,610	20.1%

NET INTEREST INCOME	4,794	4,926	-2.7%	9,534	9,759	-2.3%

PROVISION FOR LOAN LOSSES	10	198	-94.9%	50	396	-87.4%

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	4,784	4,728	1.2%	9,484	9,363	1.3%

NON-INTEREST INCOME:
Deposit service charges	567	587	-3.4%	1,108	1,177	-5.9%
Securities gains, net	293	265	10.6%	619	824	-24.9%
Bank-owned life insurance	86	90	-4.4%	201	178	12.9%
Gain on sale of loans	234	210	11.4%	372	360	3.3%
Insurance commissions	550	670	-17.9%	988	1,230	-19.7%
Other	456	394	15.7%	872	784	11.2%
TOTAL NON-INTEREST INCOME	2,186	2,216	-1.4%	4,160	4,553	-8.6%

NON-INTEREST EXPENSE:
Salaries and employee benefits	2,301	2,214	3.9%	4,582	4,446	3.1%
Occupancy, net	337	275	22.5%	668	518	29.0%
Furniture and equipment	297	288	3.1%	583	585	-0.3%
Pennsylvania shares tax	161	151	6.6%	322	296	8.8%
Other	1,244	1,150	8.2%	2,313	2,184	5.9%
TOTAL NON-INTEREST EXPENSE	4,340	4,078	6.4%	8,468	8,029	5.5%

INCOME BEFORE INCOME TAX PROVISION	2,630	2,866	-8.2%	5,176	5,887	-12.1%
INCOME TAX PROVISION	295	432	-31.7%	560	998	-43.9%
NET INCOME	$2,335	$2,434	-4.1%	$4,616	$4,889	-5.6%

EARNINGS PER SHARE - BASIC	$0.60	$0.62	-3.2%	$1.19	$1.24	-4.0%

EARNINGS PER SHARE - DILUTED	$0.60	$0.62	-3.2%	$1.19	$1.24	-4.0%

WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC	3,889,139	3,939,424	-1.3%	3,893,286	3,950,295	-1.4%

WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED	3,889,401	3,939,911	-1.3%	3,893,586	3,950,781	-1.4%

DIVIDENDS PER SHARE	$0.44	$0.43	2.3%	$0.88	$0.85	3.5%

PENNS WOODS BANCORP, INC.

AVERAGE BALANCES AND INTEREST RATES

	For the Three Months Ended
	June 30, 2007			June 30, 2006
	Avera[g]e Balance	Interest	Avera[g]e Rate	Avera[g]e Balance	Interest	Avera[g]e Rate
ASSETS:
Tax-exempt loans	$7,819	$120	6.16%	$7,887	$123	6.26%
All other loans	353,019	6,437	7.31%	341,091	6,005	7.06%
Total loans	360,838	6,557	7.29%	348,978	6,128	7.04%

Taxable securities	83,328	1,209	5.80%	94,134	1,259	5.35%
Tax-exempt securities	100,403	1,594	6.35%	90,530	1,515	6.69%
Total securities	183,731	2,803	6.10%	184,664	2,774	6.01%

Interest bearing deposits	1,230	16	5.22%	32	2	25.07%

Total interest-earning assets	545,799	9,376	6.88%	533,674	8,904	6.69%

Other assets	43,594			39,143

TOTAL ASSETS	$589,393			$572,817

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$59,906	110	0.74%	$63,648	136	0.86%
Super Now deposits	47,531	153	1.29%	48,282	169	1.40%
Money Market deposits	26,346	158	2.41%	24,165	121	2.01%
Time deposits	205,554	2,447	4.77%	160,977	1,542	3.84%
Total Deposits	339,337	2,868	3.39%	297,072	1,968	2.66%

Short-term borrowings	22,239	227	4.09%	44,793	509	4.56%
Long-term borrowings	77,971	904	4.65%	82,878	944	4.57%
Total borrowings	100,210	1,131	4.53%	127,671	1,453	4.56%

Total interest-bearing liabilities	439,547	3,999	3.65%	424,743	3,421	3.23%

Demand deposits	68,677			70,961
Other liabilities	6,888			4,129
Shareholders’ equity	74,281			72,984

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$589,393			$572,817
Interest rate spread			3.24%			3.46%
Net interest income/margin		$5,377	3.95%		$5,483	4.12%

	For the Three Months Ended June 30,
	2007	2006

Total interest income	$8,793	$8,347
Total interest expense	3,999	3,421

Net interest income	4,794	4,926
Tax equivalent adjustment	583	557

Net interest income (fully taxable equivalent)	$5,377	$5,483

	For the Six Months Ended
	June 30, 2007			June 30, 2006
	Avera[g]e Balance	Interest	Avera[g]e Rate	Avera[g]e Balance	Interest	Avera[g]e Rate
ASSETS:
Tax-exempt loans	$8,022	$247	6.21%	$8,038	$248	6.22%
All other loans	352,829	12,776	7.30%	338,041	11,731	7.00%
Total loans	360,851	13,023	7.28%	346,079	11,979	6.98%

Taxable securities	82,952	2,353	5.67%	95,880	2,483	5.18%
Tax-exempt securities	101,588	3,277	6.45%	90,839	3,014	6.64%
Total securities	184,540	5,630	6.10%	186,719	5,497	5.89%

Interest bearing deposits	629	17	5.45%	22	2	18.33%

Total interest-earning assets	546,020	18,670	6.88%	532,820	17,478	6.60%

Other assets	41,723			38,669

TOTAL ASSETS	$587,743			$571,489

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$59,454	215	0.73%	$63,184	256	0.82%
Super Now deposits	46,196	302	1.32%	48,223	318	1.33%
Money Market deposits	24,962	283	2.29%	24,642	237	1.94%
Time deposits	195,712	4,580	4.72%	160,488	2,994	3.76%
Total Deposits	326,324	5,380	3.32%	296,537	3,805	2.59%

Short-term borrowings	32,206	732	4.58%	43,100	915	4.28%
Long-term borrowings	79,339	1,826	4.64%	83,603	1,890	4.56%
Total borrowings	111,545	2,558	4.62%	126,703	2,805	4.46%

Total interest-bearing liabilities	437,869	7,938	3.66%	423,240	6,610	3.15%

Demand deposits	68,446			68,996
Other liabilities	6,673			4,709
Shareholders’ equity	74,755			74,544

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$587,743			$571,489
Interest rate spread			3.22%			3.45%
Net interest income/margin		$10,732	3.95%		$10,868	4.10

	For the Six Months Ended
	June 30,
	2007	2006

Total interest income	$17,472	$16,369
Total interest expense	7,938	6,610

Net interest income	9,534	9,759
Tax equivalent adjustment	1,198	1,109

Net interest income (fully taxable equivalent)	$10,732	$10,868

	Quarter Ended
(Dollars in Thousands, Except Per Share Data)	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006

Operating Data

Net income	$2,335	$2,281	$2,294	$2,464	$2,434
Net interest income	4,794	4,740	4,944	4,840	4,926
Provision for loan losses	10	40	150	89	198
Net security gains	293	326	294	561	265
Non-interest income, excluding net security gains	1,893	1,648	1,795	1,826	1,951
Non-interest expense	4,340	4,128	4,186	4,114	4,078

Performance Statistics

Net interest margin	3.95%	3.95%	3.97%	4.00%	4.12%
Annualized return on average assets	1.58%	1.56%	1.56%	1.70%	1.70%
Annualized return on average equity	12.57%	12.13%	12.18%	13.41%	13.34%
Annualized net loan charge-offs to avg loans	0.05%	0.03%	0.01%	0.04%	0.04%
Net charge-offs (recoveries)	49	24	10	39	37
Efficiency ratio	64.9	64.6	62.1	61.7	59.3

Per Share Data

Basic earnings per share	$0.60	$0.59	$0.59	$0.62	$0.62
Diluted earnings per share	0.60	0.59	0.59	0.62	0.62
Dividend declared per share	0.44	0.44	0.44	0.44	0.43
Book value	17.93	19.06	19.12	19.08	18.22
Common stock price:
High	35.00	37.75	38.59	38.48	39.50
Low	33.86	35.00	36.20	37.02	36.50
Close	34.24	35.50	37.80	38.20	38.48
Weighted average common shares:
Basic	3,889	3,897	3,909	3,927	3,939
Fully Diluted	3,889	3,898	3,910	3,928	3,940
End-of-period common shares:
Issued	4,005	4,005	4,004	4,002	4,002
Treasury	118	113	103	86	70

	Quarter Ended
(Dollars in Thousands, Except Per Share Data)	6/30/2007	3/31/2007	12/31/2006	9/30/2006	6/30/2006

Financial Condition Data:
General
Total assets	$586,572	$586,591	$592,285	$586,752	$576,305
Loans, net	352,013	353,373	356,199	352,511	342,574
Intangibles	3,032	3,032	3,032	3,032	3,032
Total deposits	405,903	384,849	395,191	401,722	376,603
Noninterest-bearing	70,000	70,928	73,160	69,412	73,969

Savings	59,798	60,496	59,289	61,977	63,739
NOW	48,555	48,427	46,156	46,508	48,739
Money Market	23,422	24,124	23,137	22,120	23,712
Time Deposits	204,128	180,874	193,449	201,705	166,444
Total interest-bearing deposits	335,903	313,921	322,031	332,310	302,634

Core deposits*	201,775	203,975	201,742	200,017	210,159
Shareholders’ equity	69,720	74,182	74,594	74,725	71,632

Asset Quality

Non-performing assets	$1,098	$1,019	$489	$771	$983
Non-performing assets to total assets	0.19%	0.17%	0.08%	0.13%	0.17%
Allowance for loan losses	4,162	4,201	4,185	4,045	3,995
Allowance for loan losses to total loans	1.17%	1.17%	1.16%	1.13%	1.15%
Allowance for loan losses to non-performing loans	379.05%	412.27%	855.83%	524.64%	406.41%
Non-performing loans to total loans	0.31%	0.28%	0.14%	0.22%	0.28%

Capitalization

Shareholders’ equity to total assets	11.89%	12.65%	12.59%	12.74%	12.43%

* Core deposits are defined as total deposits less time deposits